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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-19469) of ArQule, Inc. of our report dated February 25, 1997 appearing on page 21 of this Form 10-K.

PRICE WATERHOUSE LLP
Boston, Massachusetts
March 28, 1997